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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of  1934

    Date of Report (Date of earliest event reported):  September 23, 2002

                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)





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Item 5. Other Events

The Company today issued the following press release:

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First National Lincoln Corporation Authorizes
New Stock Repurchase Program

DAMARISCOTTA, ME., September 23 -- First National Lincoln Corporation
(Nasdaq NM: FNLC), today announced that its Board of Directors has authorized the repurchase of up to 5.0% of the outstanding shares of the Company's common stock or slightly more than 120,000 shares. The Company expects such repurchases to be effected from time to time, in the open market, in private transactions or otherwise, during a period of up to 24 months.

The amount and timing of shares to be purchased will be subject to market conditions and will be based on several factors, including the price of the Company's stock and the level of stock issuances under the Company's employee stock plans. No assurance can be given as to the specific timing of the share repurchases or as to whether and to what extent the share repurchase will be consummated.

"Under the former plan announced nearly three years ago, more than 80,000 shares were repurchased," noted Daniel R. Daigneault, FNLC's President and Chief Executive Officer. "In my opinion, this new repurchase plan is definitely in the best interest of our shareholders, especially given the current price of our shares. It is also an excellent method to make shares available for our employee stock programs without diluting the existing shares outstanding."

First National Lincoln Corporation, headquartered in Damariscotta, Maine, is the holding company for The First National Bank of Damariscotta and Pemaquid Advisors. The First is an independent community bank serving Mid-Coast Maine with seven offices in Lincoln and Knox Counties that provide consumer and commercial banking products and services. Pemaquid Advisors provides investment advisory and trust services from offices in Damariscotta and Portland, Maine.

Forward-looking and cautionary statements: except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.

For additional information contact F. Stephen Ward,
Treasurer & Chief Financial Officer, at 207.563.3195.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    September 23, 2002